SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event reported):
                                November 27, 1996



                             SCOTSMAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



        Maryland                      033-78954                   52-1862719
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)




                             8211 Town Center Drive
                            Baltimore, Maryland 21236
               (Address of principal executive offices) (Zip Code)




                                 (410) 931-6000
                         (Registrant's telephone number)




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Item 5.  Other Events.

         On December 2, 1996, The Scotsman Group, Inc. (the "Company"), a wholly-owned subsidiary of Scotsman Holdings, Inc. (the "Registrant") filed Articles of Amendment with the Maryland State Department of Assessments and Taxation (the "SDAT") which will, when they become effective, amend the Company's Charter to, among other things, reflect the change of the Company's name to Williams Scotsman, Inc. On the same date, the SDAT issued a certificate which acknowledged that the Articles of Amendment were received and approved for record. The Articles of Amendment shall become effective on January 1, 1997.

         The Company's decision to change its name and in accordance therewith, amend its Charter, was approved by the unanimous written consent of its Board of Directors and of its sole stockholder, the Registrant, on November 27, 1996.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCOTSMAN HOLDINGS, INC.



Date:  December 11, 1996                    By:  /s/ Gerard E. Holthaus
                                                 ----------------------
                                                 Gerard E. Holthaus
                                                 President




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                                  EXHIBIT INDEX



     3(i). Amended and Restated Charter reflecting Articles of Amendment dated December 2, 1996 (incorporated by reference from and compiled for purposes of the Form 8-K of The Scotsman Group, Inc. filed with the Securities and Exchange Commission on December 18, 1996 only).




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